                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned, a director and Chairman of the Board of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of
attorney this    day of November, 1998.

                                                   /s/ Frank P. Lowy
                                          _____________________________________
                                                       Frank P. Lowy

Witness:

        /s/ D. C. Pocock
Signature: __________________________
            D. C. Pocock
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, a director of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission ("SEC"), including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision to the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of
attorney this    day of November, 1998.

                                                /s/ Frederick G. Hilmer
                                          _____________________________________
                                                    Frederick G. Hilmer

Witness:

      /s/ Orginia Charteris
Signature: __________________________
          Orginia Charteris
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, a director of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of
attorney this    day of November, 1998.

                                                   /s/ Roy L. Furman
                                          _____________________________________
                                                       Roy L. Furman

Witness:

       /s/ Beth Swanstrom
Signature: __________________________
           Beth Swanstrom
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, a director of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities of Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorney-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 24 day of November, 1998.

                                                  /s/ Herman Huizinga
                                          _____________________________________
                                                      Herman Huizinga

Witness:

      /s/ M. C. Beishuized
Signature: __________________________
          M. C. Beishuized
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, a director of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 1998.

                                                /s/ Larry A. Sliverstein
                                          _____________________________________
                                                    Larry A. Sliverstein

Witness:

        /s/ Ann G. Tobin
Signature: __________________________
            Ann G. Tobin
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, a director of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 24 day of November, 1998.

                                              /s/ Francis T. Vincent, Jr.
                                          _____________________________________
                                                  Francis T. Vincent, Jr.

Witness:

      /s/ Laura O. Kerepen
Signature: __________________________
          Laura O. Kerepen
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, a director of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of
attorney this    day of November, 1998.

                                                  /s/ George Weissman
                                          _____________________________________
                                                      George Weissman

Witness:

        /s/ Illeana Soto
Signature: __________________________
            Illeana Soto
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, a director of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of
attorney this    day of November, 1998.

                                                   /s/ David H. Lowy
                                          _____________________________________
                                                       David H. Lowy

Witness:

Signature: __________________________
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, an officer of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 30 day of November, 1998.

                                                  /s/ Richard E. Green
                                          _____________________________________
                                                      Richard E. Green

Witness:

Signature: __________________________
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, an officer of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 30 day of November, 1998.

                                                  /s/ Mark A. Stefanek
                                          _____________________________________
                                                      Mark A. Stefanek

Witness:

Signature: __________________________
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, a director and officer of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Mark
A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 30 day of November, 1998.

                                                   /s/ Peter S. Lowy
                                          _____________________________________
                                                       Peter S. Lowy

Witness:

Signature: __________________________
Print Name: _________________________

                               POWER OF ATTORNEY

  The undersigned, a director of Westfield America, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf.

    (a) one or more Registration Statements of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 4 million of the Company's common shares, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, an may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 30 day of November, 1998.

                                                   /s/ Bernard Marcus
                                          _____________________________________
                                                       Bernard Marcus

Witness:

       /s/ Sandra O. Diggs
Signature: __________________________
           Sandra O. Diggs
Print Name: _________________________